            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                               SEMI-ANNUAL REPORT

                               November 30, 1998

                          Logo Meyers Pride Value Fund

                              Chairwoman's Letter
-------------------------------------------------------------------------------

This Chairwoman's Letter covers the six month period from May 31, 1998 to November 30, 1998, and is an integral part of the Meyers Pride Value Fund's (the Fund) fiscal year-end May 31, 1999 Semi-Annual report. For the six month period ended November 30, 1998, the Fund returned -1.2%. For the calendar year-to-date ended November 30, 1998, the Fund returned 10.6%. Since inception from June 13, 1996 to November 30, 1998, the Fund has recorded an average annualized return of 16.5%. A more detailed discussion of the Fund's portfolio activity and performance follows in the Report On The Fund.

During this period, assets in the Meyers Pride Value Fund increased from $3.12 million on May 31, 1998 to $3.52 million on November 30, 1998. The Fund recorded net inflows of new investments during this time period in spite of the turbulent market conditions that began in mid-July.

We are anticipating a significant increase in Fund assets during this, our third year of operation, primarily because of recent expansions to our distribution system. We are extremely excited about joining the Charles Schwab Mutual Fund OneSource(R) system, which will happen in mid-January 1999.

The Meyers Pride Value Fund is now available through many mutual fund "supermarkets," including E*TRADE and Jack White, division of Waterhouse Securities. Also beginning in January 1999, the Fund will be offered directly by Phillips & Co., located in Portland, Oregon and one of the largest regional brokerages in the Pacific Northwest. The Meyers Pride Value Fund can be located under NASDAQ's mutual fund listings using ticker "MYPVX".

We will be unveiling a redesigned, expanded website (www.pridefund.com) in January, 1999. From past experience, we believe that the website is one of our most important channels of communication with both current and prospective shareholders. Our plan is to continue to add features to the website through 1999 in an effort to expand the amount of information provided, and to provide a forum for direct and timely contact with our website users. We have a policy of responding to all website notes, so please feel free to continue using this venue to communicate with the Fund.

In regards to the social objectives of the Fund, we have continued to expand our documented database of companies which follow the employment policies required by the Fund. Since May 31, 1998, 41 new companies were added to this database as having specifically stated anti-discrimination policies in regards to sexual orientation, enlarging the Fund's universe of potential investments to 423. It is important that all of our current and prospective investors know that we do not approach our database research as a passive exercise. In fact, when we find companies that do not have anti-discrimination policies in place, we actively engage company management in a discussion to have such policies enacted.

These efforts are important to help advance civil rights by equalizing employment policies, and we believe that the Fund researchers are in a unique position to obtain positive results by constructively leveraging our position as professional investors. The fact that gay and lesbian workers are still not covered by state employment law protections in approximately forty states makes it imperative that we continue these efforts. No worker can truly be financially secure, and no worker can be optimally productive, so long as there is any sense of insecurity in the workplace.

In terms of fundamental investment analysis, our investment discipline requires that we seek out management teams that are visionary, knowledgeable, intelligent and ethical. In our view, common sense dictates that such

-------------------------------------------------------------------------------

management teams are typically going to provide the best long term performance for investors. We believe management teams which have adopted policies and practices that value all employees, including gay and lesbian employees, are more likely to be management teams that reflect the qualities we look for during our investment analysis. Therefore, the social objectives of the Fund, in our opinion, hardly limit us from investing in the best investments available. On the contrary, we believe these objectives are a fundamental component in identifying the companies and management teams most likely to have success in outperforming their peer groups in the 21st century and are therefore exactly the types of companies that belong in any investment portfolio.

Thank you again for choosing the Meyers Pride Value Fund as one of your investment options.

/s/ Shelly J. Meyers


--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The Fund is distributed by BISYS Fund Services, LLP.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions.

                              Report of the Fund
-------------------------------------------------------------------------------

For the six month period incorporating this Semi-Annual Report (May 31, 1998 to November 30, 1998), the Meyers Pride Value Fund had a total return of -1.2%. During the same period, the average domestic stock fund (as tracked by Morningstar) posted a return of -2.44%, and the S&P 500 had a total return (including reinvested dividends) of 7.5%. For the one year period ending November 30, 1998, your Fund had a total return of 12.9%, while Morningstar's average domestic stock fund posted a return of 7.94%, and the S&P 500 returned 23.7% (including reinvested dividends). Since inception on June 13, 1996 through November 30, 1998, the Meyers Pride Value Fund has had an average annualized return of 16.5%. While the stocks in your Fund have an average weighted market capitalization of $19 billion, the small and mid-cap holdings bring the Fund's median market capitalization to about $4.5 billion. For this reason, Morningstar has begun tracking the Fund in its Mid-cap Value category. When compared to this category, your Fund's performance has been even more impressive. Funds in this category have returned on average -7.79% for the six-month period and 0.84% for the one year period ended November 30, 1998

Relative performance by the Fund can clearly be delineated between the period before the stock market started correcting in mid-July, and through and past the correction from approximately Mid-July to November 30, 1998. The Fund underperformed the S&P 500 from the end of May through mid-July, as the portfolio increased only slightly during that time period, whereas the S&P 500 continued to climb to a peak through June and the first half of July. However, the Fund had strong relative performance since the market correction began in mid-summer. Relative performance during the last three months of this six month period was quite strong, with the Fund returning 25.9% in comparison to the 22.0% return of the S&P 500. In general, the Fund has lagged the market when market increases are predominately being driven by a relatively small number of large cap growth companies. Conversely, the Fund has generally matched or out-performed the market during downward trends and broader based recoveries.

The market correction from mid-July to mid-October was clearly painful for just about every investor in the stock market. However, as value investors, we believe that the correction will turn out to be a positive event for the Fund over the intermediate and long term. During that period of time, we were able to buy a number of great companies at very attractive prices. New holdings added during this time period include Disney*, BankAmerica*, American Home Products*, Netscape Communications and Boston Scientific*. We also bought a few quality small/mid size companies that fit our value and fundamental investment criteria. These new holdings include Petco Animal Supplies* and Whole Foods Market* among others. As value investors, the company valuations created by the general market correction provided the best and largest selection of stock buys that we have seen since starting the Fund in 1996. Overall, we established new positions in a total of nine companies.

During the six months covered by this Report, the market has not only been volatile, but market movements, both up and down, have been rapid and often marked by extremely one-sided short-term sentiments. As long term investors, we have consistently tried to keep our focus on the intermediate and longer term prospects of our investments and not be distracted by the short term sentiments of the market. We believe that this strategy has been particularly effective during the last three months of this six month period, as holdings initiated or added to during the correction provided excellent returns for the Fund.

As part of our fundamental analysis of industry trends, we have been avoiding businesses most affected by global problems with oversupply and deflation. Consequently, we have not been buying companies involved in commodity businesses such as petroleum, chemicals, and agriculture. In fact, two of our three petroleum

-------------------------------------------------------------------------------

investments, Amoco and Mobil were sold after buyout offers were made by British Petroleum and Exxon, respectively.

Of current holdings, banking stocks such as BankBoston*, BankAmerica* and J.P. Morgan* have perhaps the most uncertain short and intermediate term outlook in regards to whether future financial events will have a negative material impact on profitability. However, all of these companies are great franchises, and were so badly hit in the market downturn that we believed that their share prices had fallen far below the inherent value of the companies. Therefore, all three were added as new holdings over the months covered by this Report

Technology companies and pharmaceuticals were outstanding performers over the past six months. Advanced Micro Devices*, General Instrument*, Intel* and Seagate Technology* all recorded returns of from 24% to 50% over the six months. Agouron*, Amgen* and Merck also posted strong double-digit gains during this time period, and the Fund's position in Netscape Communications was sold prior to November 30, 1998 with a profit of 92%. The Fund's Merck position was sold before November 30, 1998 after hitting our price target, however, both Agouron and Amgen are still among the top holdings.

The biggest disappointments during the six month period were Airlines and HMO's. We will continue to hold onto our Airline and HMO stocks, primarily because valuations are compelling, and we believe there is positive momentum in industry fundamentals. In the case of Airlines, bookings are still robust and the second largest cost component--jet fuel-- is positively impacted by the historically low crude oil prices. Though HMOs are facing increased regulatory uncertainty, the industry will also be experiencing the first genuine increase in premium rates in a number of years as 1999 health plan contracts are implemented.

As at November 30, 1998, the Meyers Pride Value Fund had a total of thirty-nine stocks in the portfolio, consistent with the number of holdings since inception. Nine new positions were established during the six month period ending November 30, 1998, and fourteen positions were sold during the same period. Also consistent with the Fund's overall activity since inception, Fund turnover was approximately 38%, far below the average of 84% registered by the average domestic stock fund as measured by Morningstar. This matches our objective of managing the Fund with a long-term prospective, and theoretically provides a lower annual tax bite from capital gains.

As at November 30, 1998, the top five equity holdings were: General Instrument (4.3%), Advanced Micro Devices (4.2%), Whole Foods Market (4.0%), Agouron Pharmaceuticals (3.7%), and Petco Animal Supplies (3.4%). The largest single percentage in the portfolio was cash at 6.7%. The top ten equity holdings represent approximately 36.6% of the total portfolio, a weighting consistent with all prior periods reported.
-------------------------
/1/The Standard & Poor's 500 is an unmanaged index that is generally thought to represent the US stock market.
/2/Past performance is no guarantee of future results; the investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost when redeeming. The returns set forth reflect the waiver of a portion of the Fund's fees. Without the waiver of fees the total return would have been lower.
/3/Portfolio holdings are accurate as of 11/30/98. Portfolio composition is subject to change.
* Following are the percentages of the portfolio represented by each company mentioned in this Report: Advanced Micro Devices (4.17%), Agouron Pharmaceuticals (3.72%), Amgen Inc. (2.14%), American Home Products (1.97%), BankAmerica (1.85%), BankBoston (3.43%), Boston Scientific (1.69%), Disney (2.19%), General Instrument (4.31%), Intel (1.83%), JP
   Morgan (3.03%), PETCO (3.44%), Seagate Technology (3.35%), Whole Foods Market (3.96%)

                            MEYERS PRIDE VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS,
                               NOVEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
 ------                                           ----------
        COMMON STOCKS--89.9%
        Banking--7.3%
  2,900 BankBoston Corp.                          $  120,712
  1,800 Chase Manhattan Corp.                        114,188
  1,400 Golden State Bancorp. Inc.*                   26,950
                                                  ----------
                                                     261,850
                                                  ----------
        Beverages--1.5%
  1,500 Seagram Co. Ltd.                              51,469
                                                  ----------
        Computer Equipment & Software--11.3%
  5,300 Advanced Micro Devices, Inc.*                146,743
  5,600 General Semiconductor, Inc.*                  56,700
    600 Intel Corp.                                   64,575
 26,900 Midisoft Corp.*                               15,064
  4,000 Seagate Technology, Inc.*                    118,000
                                                  ----------
                                                     401,082
                                                  ----------
        Electrical & Electronics--2.3%
  3,700 Arrow Electronics, Inc.*                      80,475
                                                  ----------
        Electronic Components/Instruments--6.5%
  5,400 General Instrument Corp.*                    151,875
  3,700 Polaroid Corp.                                78,625
                                                  ----------
                                                     230,500
                                                  ----------
        Entertainment--2.2%
  2,400 Walt Disney Co.                               77,250
                                                  ----------
        Financial Services--4.9%
  1,000 BankAmerica Corp.                             65,188
  1,000 J.P. Morgan & Co., Inc.                      106,875
                                                  ----------
                                                     172,063
                                                  ----------
        Food--2.4%
  5,200 Horizon Organic Holding Corp.*                83,850
                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                               NOVEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
 ------                                           ----------
        Health & Personal Care--1.8%
  4,000 Sola International, Inc.*                 $   63,500
                                                  ----------
        Health Care--2.0%
  1,300 American Home Products Corp.                  69,225
                                                  ----------
        Insurance--2.2%
  1,600 NAC Re Corp.                                  76,400
                                                  ----------
        Manufacturing-Consumer Goods--2.5%
  5,500 Reebok International Ltd.*                    87,656
                                                  ----------
        Medical-Equipment & Supplies--1.7%
  1,200 Boston Scientific Corp.*                      59,400
                                                  ----------
        Medical-Hospital Management--4.3%
  6,280 Foundation Health Systems, Inc.--Cl. A*       86,743
  1,400 United HealthCare Corp.                       63,175
                                                  ----------
                                                     149,918
                                                  ----------
        Mining--2.4%
  7,700 Homestake Mining Co.                          82,775
                                                  ----------
        Oil/Gas--4.5%
  1,600 Atlantic Richfield Co.                       106,400
    600 Mobil Corp.                                   51,713
                                                  ----------
                                                     158,113
                                                  ----------
        Pharmaceuticals--5.9%
  3,000 Agouron Pharmaceuticals, Inc.*               130,875
  1,000 Amgen, Inc.*                                  75,250
                                                  ----------
                                                     206,125
                                                  ----------
        Photography--2.3%
  1,100 Eastman Kodak Co.                             79,819
                                                  ----------
        Retail--14.8%
 10,400 Donna Karan International, Inc.*              78,000
  2,500 Lillian Vernon Corp.                          38,280
 12,100 Petco Animal Supplies, Inc.*                 121,000
  1,600 Sears, Roebuck & Co.                          75,900
  3,600 Toys "R" Us, Inc.*                            71,100

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                               NOVEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                  VALUE
 -------                                               ----------
   3,000 Whole Foods Market, Inc.*                     $  139,499
                                                       ----------
                                                          523,779
                                                       ----------
         Telecommunications--2.8%
   1,600 AT&T Corp.                                        99,700
                                                       ----------
         Transportation--Air--4.3%
   3,700 America West Holdings Corp.--Cl. B*               52,263
   1,500 AMR Corp.*                                        98,906
                                                       ----------
                                                          151,169
                                                       ----------
         TOTAL COMMON STOCKS (COST $3,175,505)          3,166,118
                                                       ----------
         WARRANTS--0.2%
   1,400 Golden State Bancorp--Litigation Warrant*          6,388
                                                       ----------
         TOTAL WARRANTS (COST $0)                           6,388
                                                       ----------
         MONEY MARKET ACCOUNTS--6.8%
  85,518 Bank Of New York Cash Reserve                     85,518
 155,000 Stagecoach Prime Money Market Fund               155,000
                                                       ----------
         TOTAL MONEY MARKET ACCOUNTS (COST $240,518)      240,518
                                                       ----------
         TOTAL INVESTMENTS (COST $3,416,023)--96.9%     3,413,024
                                                       ----------
         Other assets in excess of liabilities -3.1%      108,624
                                                       ----------
         NET ASSETS--100.0%                            $3,521,648
                                                       ==========

--------
*  non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $3,416,023)        $3,413,024
  Receivable from Investment Manager                 71,233
  Dividends and interest receivable                   4,251
  Deferred organizational costs                      82,580
  Prepaid expenses                                   11,606
                                                 ----------
    Total Assets                                             $3,582,694
Liabilities:
  Payable for distribution fees                         707
  Other accrued liabilities                          60,339
                                                 ----------
    Total Liabilities                                            61,046
                                                             ----------
NET ASSETS, APPLICABLE TO 274,767 SHARES OF
BENEFICIAL INTEREST                                          $3,521,648
                                                             ==========
NET ASSETS CONSIST OF:
  Capital                                         3,176,193
  Accumulated undistributed net investment loss     (11,695)
  Accumulated undistributed net realized gain on
  investments                                       360,149
  Net unrealized depreciation on investments         (2,999)
                                                 ----------
NET ASSETS                                                   $3,521,648
                                                             ==========
NET ASSET VALUE PER SHARE                                    $    12.82
                                                             ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income                                                 $  19,447
EXPENSES:
  Investment management fees                           $  15,970
  Administration fees                                     30,178
  Distribution fees                                        3,992
  Audit fees                                              10,467
  Custodian fees                                           6,627
  Fund accounting fees                                    16,452
  Legal fees                                              24,430
  Organization expenses                                   16,552
  Printing fees                                            5,591
  Registration fees                                        8,436
  Transfer agent fees                                     23,411
  Trustees' fees                                           5,446
  Miscellaneous expenses                                  11,691
                                                       ---------
    Total expenses before waivers/reimbursements                    179,243
    Less expenses waived                                            (15,970)
    Less expenses reimbursed                                       (132,131)
                                                                  ---------
    Net Expenses                                                     31,142
                                                                  ---------
NET INVESTMENT LOSS                                                 (11,695)
                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                       315,448
  Net change in unrealized depreciation on investments  (323,185)
                                                       ---------
  Net realized and unrealized loss on investments                    (7,737)
                                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (19,432)
                                                                  =========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            NOVEMBER 30, 1998  YEAR ENDED
                                               (UNAUDITED)    MAY 31, 1998
--------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                          $  (11,695)     $  (13,537)
  Net realized gain on investments                315,448         224,583
  Net change in unrealized depreciation on
  investments                                    (323,185)        178,305
                                               ----------      ----------
  Net decrease in net assets resulting from
  operations                                      (19,432)        389,351
                                               ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on
  investments                                          --        (247,632)
SHARES OF BENEFICIAL INTEREST:
  Net increase in net assets from shares of
  beneficial interest transactions                418,003       1,417,937
                                               ----------      ----------
  Net increase in net assets                      398,571       1,559,656
                                               ----------      ----------
NET ASSETS:
  Beginning of period                           3,123,077       1,563,421
                                               ----------      ----------
  End of period                                $3,521,648      $3,123,077
                                               ==========      ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                         November 30, 1998 (unaudited)
-------------------------------------------------------------------------------

1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

                            MEYERS PRIDE VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS, (continued)
-------------------------------------------------------------------------------

are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

E. ORGANIZATION EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SECURITY TRANSACTIONS. Purchases and sales of securities for the six months ended November 30, 1998, other than short-term securities, amounted to $1,451,495, and $1,038,508, respectively.

4. SHARES OF BENEFICIAL INTEREST. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                SIX MONTHS ENDED
                                NOVEMBER 30, 1998       YEAR ENDED
                                   (UNAUDITED)         MAY 31, 1998
                                ------------------  -------------------
                                SHARES    AMOUNT    SHARES     AMOUNT
                                -------  ---------  -------  ----------
        Shares sold              56,689  $ 687,860  121,262  $1,550,535
        Shares reinvested             0          0   21,518     245,731
        Shares redeemed         (22,559)  (269,857) (30,010)   (378,329)
                                -------  ---------  -------  ----------
        Net increase in shares   34,130  $ 418,003  112,770  $1,417,937
                                =======  =========  =======  ==========

5. INVESTMENT MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND DISTRIBUTION AGREEMENTS. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's Investment Manager pursuant to an Investment Management Agreement ("Agreement"). Under the terms of the Agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets. For the period ended November 30, 1998, the Investment Manager earned fees of $15,970 and waived fees of $15,970. In addition, the Investment Manager reimbursed the Fund $132,131.

                            MEYERS PRIDE VALUE FUND
                  Notes To Financial Statements, (continued)
-------------------------------------------------------------------------------

The Fund has entered into an Administration Agreement ("Agreement") with BISYS Fund Services LP ("BISYS LP"), with whom certain officers and trustees of the Fund are affiliated, to provide administrative services. Affiliated officers and trustees are not paid any fees directly by the Fund for serving as officers and trustees of the Fund. Pursuant to the Agreement, BISYS LP provides certain administrative and managerial support services to the Fund. The current Agreement states that BISYS LP shall receive a minimum administration fee of $60,000 per year. For the period ended November 30, 1998, BISYS LP earned administrative fees of $30,178.

The Fund has entered into a Fund Accounting Agreement ("Agreement") with BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS LP, to provide the Fund with fund accounting services. Pursuant to the Agreement, BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses. For the period ended November 30, 1998, BISYS earned fund accounting fees of $16,452.

The Fund has entered into a Transfer Agency Agreement ("Agreement") with BISYS to provide the Fund and its shareholders dividend disbursing, registrar and transfer agency services. The current Agreement states that BISYS receives a transfer agency fee of $21 per year for each shareholder of the Fund, subject to a $15,000 minimum per year, plus reimbursement of out-of-pocket expenses. For the period ended November 30, 1998, BISYS earned and was reimbursed transfer agency fees for related out-of-pocket expenses in the amount of $23,411.

The Trustees of the Fund have adopted a Distribution Plan ("Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, BISYS LP acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund.

                            MEYERS PRIDE VALUE FUND
                              FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS ENDED
                                                  NOVEMBER 30, 1998  YEAR ENDED  PERIOD ENDED
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)     (UNAUDITED)    MAY 31, 1998 MAY 31, 1997*
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                                 $ 12.98        $ 12.23       $ 10.00
                                                       -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                    (0.04)         (0.06)        (0.03)
  Net realized and unrealized
  gain/(loss) on investments                             (0.12)          2.36          2.26
                                                       -------        -------       -------
  Total from investment operations                       (0.16)          2.30          2.23
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net realized gain on investments                          --          (1.55)           --
                                                       -------        -------       -------
NET ASSET VALUE, END OF PERIOD                         $ 12.82        $ 12.98       $ 12.23
                                                       =======        =======       =======
TOTAL RETURN                                             (1.23%)(b)     20.56%        22.30%(b)
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                                           $ 3,522        $ 3,123       $ 1,563
  Net investment loss before
  waivers/reimbursements                                (10.01%)(a)    (10.96%)      (40.00%)(a)
  Net investment loss net of
  waivers/reimbursements                                 (0.73%)(a)     (0.61%)       (0.48%)(a)
  Expenses before
  waivers/reimbursements                                 11.22%(a)      12.30%        41.61%(a)
  Expenses net of
  waivers/reimbursements                                  1.95%(a)       1.95%         2.09%(a)
  Portfolio turnover rate                                38.09%         39.00%        42.46%

--------
*From June 13, 1996 (commencement of operations) through May 31, 1997.

(a) Annualized.

(b) Not annualized.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

Independent Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

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